UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 29, 2016

WORTHINGTON INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(614) 438-3210

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition
Management of Worthington Industries, Inc. (the "Registrant") conducted a conference call on June 29, 2016 beginning at approximately 2:30 p.m., Eastern Standard Time, to discuss the Registrant's unaudited financial results for the fourth quarter of fiscal 2016 (the fiscal quarter ended May 31, 2016).  Additionally, the Registrant's management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.
In the conference call, management referred to earnings per share, adjusted for restructuring and impairment charges and nonrecurring gain, for fiscal 2016. This represents a non-GAAP financial measure and is used by management as a measure of operating performance.  Earnings per share, adjusted for restructuring and impairment charges and nonrecurring gain is calculated by adding the amounts recorded for impairment of long-lived assets and restructuring and other expense, and deducting the gain related to the consolidation of the Company's Worthington Specialty Processing ("WSP") joint venture (in each case, after-tax) to or from, as appropriate,  net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period.  The difference between the GAAP-based financial measure of diluted earnings per share attributable to controlling interest of $2.22 and the non-GAAP financial measure of diluted earnings per share, adjusted for restructuring and impairment charges and nonrecurring gain of $2.48 for the fiscal year ended May 31, 2016, as mentioned in the conference call, is outlined below.  The sum of the components does not equal the total due to rounding.
Diluted earnings per share attributable to controlling interest	$2.22
Impairment of long-lived assets	0.25
Restructuring and other expense	0.07
Gain related to consolidation of WSP	(0.07)
Adjusted diluted EPS attributable to controlling interest	$2.48

In the conference call, management also referred to earnings per share, adjusted for restructuring and nonrecurring gains for the fourth quarter of fiscal 2016. This represents a non-GAAP financial measure and is used by management as a measure of operating performance.  Earnings per share, adjusted for restructuring and nonrecurring gain is calculated by adding the amounts recorded for restructuring and other expense and deducting the gain related to the consolidation of WSP (in each case, after-tax) to net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period.  The difference between the GAAP-based financial measure of diluted earnings per share attributable to controlling interest of $0.92 and the non-GAAP financial measure of diluted earnings per share excluding restructuring and nonrecurring gains of $0.86 for the fiscal quarter ended May 31, 2016, as mentioned in the conference call, is outlined below.  The sum of the components does not equal the total due to rounding.

Diluted earnings per share attributable to controlling interest	$0.92
Restructuring and other expense	0.02
Gain related to consolidation of WSP	(0.07)
Adjusted diluted EPS attributable to controlling interest	$0.86

In the conference call, management referred to quarterly operating income excluding restructuring for the Company's Pressure Cylinders operating segment.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Pressure Cylinders' operating income excluding restructuring is calculated by adding restructuring and other expense to operating income.  The difference between the GAAP-based measure of $12.9 million and non-GAAP financial measure of $13.6 million for the fiscal quarter ended May 31, 2016, as mentioned in the conference call, is outlined below (in thousands).
Operating income	$12,896
Restructuring and other expense	708
Operating income excluding restructuring	$13,604

In the conference call, management referred to quarterly operating income excluding restructuring for the Company's Steel Processing operating segment.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Steel Processing's operating income excluding restructuring is calculated by adding restructuring and other expense to operating income.  The difference between the GAAP-based measure of $40.4 million and non-GAAP financial measure of $40.7 million for the fiscal quarter ended May 31, 2016, as mentioned in the conference call, is outlined below (in thousands).
Operating income	$40,427
Restructuring and other expense	322
Operating income excluding restructuring	$40,749

In the conference call, management referred to operating loss excluding restructuring for the Company's Engineered Cabs operating segment.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Engineered Cabs' operating loss excluding restructuring is calculated by adding restructuring and other expense to operating loss.  The difference between the GAAP-based measure of $1.7 million and non-GAAP financial measure of $1.2 million for the fiscal quarter ended May 31, 2016, as mentioned in the conference call, is outlined below (in thousands).
Operating loss	$(1,697)
Restructuring and other expense	511
Operating loss excluding restructuring	$(1,186)

Item 9.01.      Financial Statements and Exhibits.

(a)-(c) Not applicable.
(d) Exhibits:
The following exhibit is furnished with this Current Report on Form 8‑K:
Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Fourth Quarter of Fiscal 2016 (Fiscal Quarter ended May 31, 2016), held on June 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: July 1, 2016
By: /s/Dale T. Brinkman
Dale T. Brinkman, Vice President-
Administration, General Counsel & Secretary